IMAX CORPORATION
EXHIBIT 10.1
SUMMARY OF EMPLOYMENT ARRANGEMENT
Larry O’Reilly
On January 6, 2005, IMAX Corporation (the “Company”) reached an arrangement with Mr. Larry O’Reilly, Executive Vice President, Theatre Development. Under the arrangement, Mr. O’Reilly receives an annual base salary of Cdn$263,877 and is entitled to participate in the Company’s management bonus plan and sales commission plans, which are described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2009 (File No. 000-24216).